Group Organization and Basis of Presentation of Consolidated Financial Statements (Details) - Schedue of major financial statements amounts and balances of the Group’s VIEs and subsidiaries of VIEs - VIEs [Member] - USD ($)
	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Group Organization and Basis of Presentation of Consolidated Financial Statements (Details) - Schedue of major financial statements amounts and balances of the Group’s VIEs and subsidiaries of VIEs [Line Items]
Current assets	$ 1,458,319
Non-current assets
Total assets	1,458,319
Current liabilities	652,416
Total liabilities	652,416
Total revenues	1,335,374
Net loss	(19,598)
Net cash outflow from operating activities	(443,211)
Net cash inflow from investing activities
Net cash inflow from financing activities	624,647
Net increase in cash and cash equivalents	181,437
Foreign currency exchange effect	20,073
Cash and cash equivalents, beginning of the year	558,149
Cash and cash equivalents, end of the year	$ 759,659	$ 558,149